Exhibit 10.23

POST CLOSING OBLIGATIONS LETTER December 27, 2012 The Royal Bank of Scotland, plc 550 West Jackson Boulevard, Chicago, Illinois 60661 Attention: Patrick Walker Re: Term Loan Agreement, dated as of December 27, 2012 (the “Loan Agreement”), between INLAND DIVERSIFIED LAS VEGAS CENTENNIAL GATEWAY, L.L.C., (“Centennial Borrower”) and INLAND DIVERSIFIED HENDERSON EASTGATE, L.L.C., (“Eastgate Borrower”) each a Delaware limited liability company (Centennial Borrower and Eastgate Borrower each individually a “Borrower”, and collectively “Borrowers”), and THE ROYAL BANK OF SCOTLAND PLC (together with its successors and assigns, “Lender”). Ladies and Gentlemen: Reference is hereby made to the Loan Agreement. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Loan Agreement. This letter agreement (this “Agreement”) shall confirm our agreement as follows: Borrowers have requested Lender to fund the Loan, notwithstanding Borrowers’ failure to deliver certain documents, evidences and showings relating thereto. Lender, subject to the satisfaction of the other conditions precedent to the making of the Loan, is willing to proceed with the funding of the Loan, subject to Borrowers’ compliance with the terms of this Agreement. Accordingly, to induce Lender to make the Loan, Borrowers agree to satisfy all of the post-closing requirements set forth on Exhibit A attached hereto and made a part hereof (collectively the “Post-Closing Requirements”). All acts of Borrowers to be performed hereunder shall be at Borrowers’ sole cost and expense and shall be satisfactory to Lender in all respects. Borrowers hereby agree to pay all of Lender’s reasonable costs and expenses incurred in connection with its review and approval of the items set forth herein, including, without limitation, reasonable attorney’s fees. Failure by Borrowers to comply with any of the Post-Closing Requirements shall, at Lender’s option, constitute an Event of Default (as defined in the Loan Agreement) and Lender shall be entitled to exercise any and all rights and remedies it may have under the Note, the Loan Agreement, the Mortgage and the other Loan Documents. Nothing in this paragraph shall be deemed to (i) be a waiver by Lender of any of its rights or remedies under the Note, the Loan Agreement, the Mortgage or the other Loan Documents, or this Agreement upon a default by

Borrowers thereunder or hereunder, or (ii) affect in any other way the terms and provisions of the Loan Agreement, the Mortgage or the other Loan Documents. This Agreement shall be governed by the laws of the State of Illinois (without giving effect to its conflicts of law rules). [NO FURTHER TEXT ON THIS PAGE] 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written. INLAND DIVERSIFIED LAS VEGAS CENTENNIAL GATEWAY, L.L.C., a Delaware limited liability company By: Inland Territory, L.L.C., a Delaware limited liability company, its sole member By: Inland Territory Member, L.L.C., a Delaware limited liability company, its managing member By: Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member By: INLAND DIVERSIFIED HENDERSON EASTGATE, L.L.C., a Delaware limited liability company By: Inland Territory, L.L.C., a Delaware limited liability company, its sole member By: Inland Territory Member, L.L.C., a Delaware limited liability company, its managing member By: Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member By: [Signatures continue on following page]

EXHIBIT A Post-Closing Requirements 1. Borrower shall use commercially reasonable efforts to deliver to Lender, within thirty (30) days of the date hereof, subordination, non-disturbance and attornment agreements (“SNDAs”), in form and substance reasonably acceptable to Lender, executed by each of the following tenants at the Property, and consented to by the applicable Borrower, which consent shall be in form and substance reasonably acceptable to Lender, together with endorsements to Lender’s loan policy of title insurance insuring that Borrower’s lease agreement with each such tenant is subordinate to the Mortgage: (i) Fresh & Easy Neighborhood Market Inc.; and (ii) Office Depot, Inc.